Exhibit 99.1

Compay Overview

September 2008

Copyright © 2008 Portland General Electric. All Rights Reserved.

Introduction

William Valach

Director, Investor Relations

2

Cautionary Statement

Information Current as of August 7, 2008

Except as expressly noted, the information in this presentation is current as of August 7, 2008 — the date on which PGE filed its Quarterly Report on Form 10-Q for the second quarter ended June 30, 2008 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law.

Forward-Looking Statements

This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements of expectations, beliefs, plans, objectives, assumptions or future events or performance. Words or phrases such as “anticipates,” “believes,” “should,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will likely result,” “will continue,” or similar expressions identify forward-looking statements. The forward-looking statements in this presentation include, but are not limited to, statements concerning continued growth of the Oregon economy and PGE’s retail load; changes in PGE’s energy portfolio; estimated future capital expenditures; the outcome of PGE’s 2009 general rate case; the completion dates, costs and rate treatment of the smart metering project; the completion dates, costs and rate treatment of Phases II and III of the Biglow Canyon Wind Farm; statements concerning the estimated cost savings results from deployment of smart metering; statements concerning the recovery of costs through future rate increases; statements concerning future dividend payouts; statements concerning the outcome of various legal and regulatory proceedings; and statements concerning the outcome of the renewables request for proposals.

Although PGE believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, PGE can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from those contemplated include, among others, events related to governmental policies; the outcome of legal and regulatory proceedings; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric, and energy market conditions; wholesale energy prices, which could affect the availability and cost of fuel or purchased power; rate treatment of capital projects; operational factors affecting PGE’s power generation facilities; growth and demographic patterns in PGE’s service territory; general political, economic, and financial market conditions; and other factors that might be described from time to time in PGE’s filings with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, PGE undertakes no obligation to update any forward-looking statement.

3

Peggy Fowler

Chief Executive Officer &

President

4

Strategy for Success

Portland General Electric is a well-capitalized, stable company with on-going growth opportunities

Stability

Vertically integrated, regulated business

Strong balance sheet/credit ratings

Diversified power supply

Experienced management team

Fair and balanced regulatory environment

Growth

Strong load and customer growth

Necessary and prudent regulated rate base investment opportunities

Earnings and dividend growth

Mission: To be a company our customers and communities can depend upon to provide electric service in a safe, responsible and reliable manner, with excellent customer service, at a reasonable price.

5

Investment Case

PGE offers strong fundamentals:

$2.3 billion Capital Expenditure Program 2008-2012

10.1% ROE on 50% equity capital structure

Constructive regulatory environment

High-performing generation and well-maintained system

6% to 8% earnings growth over the long term

Dividend payout ratio of approximately 60% over the long term

6

Company Overview

813,000 retail customer accounts(1)

Service territory population 1.6 million, 43% of state’s population

52 cities served – Portland and Salem the largest

Net Utility Plant – $2,609 million(2)

Generation $1,044 million

Distribution $1,029 million

Transmission $180 million

CWIP $126 million

Other $230 million

4,000-square-mile service area

26,000 miles of T&D lines

2,449 MW of generation

Summer peak load of 3,743 MW (2008)

Winter peak load of 4,073 MW (1998)

Annual load of 2,372 MWa (2007, weather adjusted)

2,709 employees(1)

WA

OR

Beaver

Port Westward

WASHINGTON

OREGON

Colstrip 3

(Montana)

Colstrip 4

Columbia River

Coyote Springs

Biglow Canyon

Boardman

Portland

Clackamas Rivar

T.W. Sullivan

River Mill

Faraday

North Fork

Oak Grove

Willamette River

Salem

Pelton

(Madras)

Round Butte

(1)	As of June 30, 2008.
(2)	Source: 2007 FERC Form 1.

Note: All numbers updated for year-ending December 31, 2007, except as noted.

7

Attractive and Growing Customer Base

2007 Statistics by Customer Group(1)

Customers Revenues ($ mm) Energy Deliveries (000s of MWhs)

Residential 706,444 $716 7,688

Commercial(2) 97,088 593 7,781

Industrial(2) 256 147 4,158

Total 803,788 $1,456 19,627

2007 Revenues by Customer Group

Residential 49%

Industrial 10%

Commercial 41%

Growth in Oregon’s economy is expected to require further investment by PGE to meet increased energy demand

Population growth in Portland and Salem has exceeded rest of state – core operational areas for PGE

Population growth in Oregon has exceeded United States – 1.5% vs. 1.0% from 2006-2007

No single customer accounts for more than 4% of retail revenues

As a result of steady state population growth, PGE has achieved compounded annual customer growth and load(3) growth of 1.6% since the end of 2003.

(1)	Year-end data from PGE’s 2007 10-K.
(2)	Includes revenues and MWhs for Direct Access Customers.
(3)	Adjusted for weather and certain industrial customers.
8

Customer Value Strategy

Maintain high overall ratings in:

Customer satisfaction

Electric service power quality and reliability

Maintain reasonable and stable long-term prices:

Integrated resource planning

Effective management of power supply operations

Effective cost management

Implement initiatives that focus on efficiency, cost effectiveness and customer service:

Customer Focus Initiative

Generation Excellence Program

Management Excellence Initiative

Deliver technologies that offer benefits to customers, such as smart meters

Well Maintained and High-Quality Utility System

PGE strategically makes on-going infrastructure investments in order to ensure a high level of system reliability, safety and customer satisfaction

Invested more than $775 million in the last five years on system upgrades to transmission, distribution and existing generation

2007 customer survey results

Customer satisfaction:

Top quartile for residential customers(1)

Top decile for general business customers(1)

Top quartile for key customers(2)

Reliability:

Top decile for residential and general business customers(1)

Top quartile for key customers(2)

(1)	Source: Market Strategies, Inc. (2007)
(2)	Source: TQS Research (2007)

Smart Meters

Smart Meters

Provides two-way communications with residential and commercial customers

PGE proposed a system to:

Read meters remotely and provide billing options

Activate and de-activate meters remotely

Enhance outage detection

Enable possible demand response and direct load control programs

Vendor: Sensus Metering Systems

Technology: FlexNet radio frequency technology

Deployment: More than 850,000 residential and commercial meters

Implementation Schedule:

Systems Acceptance Testing began June 2008

Full deployment scheduled to begin January 2009

Price increase effective June 1, 2008 (fully offset by certain income tax refunds to customers)

Estimated cost of $130 million—$135 million

$18 million in annual operational savings projected by 2011

OPUC approved on May 5, 2008

Power Supply Strategy

Manage power supply operations to:

Capitalize on PGE’s assets and position in the marketplace

Meet load in most economic fashion to lower cost to customers

Manage and monitor risks with appropriate systems and processes to assure strategy is implemented prudently

Communication is one of the keys to our strategy

Power Supply Portfolio

Generation Capacity (at 12/31/07)

Physical% of Total

Capacity Capacity

Hydro

Deschutes River Projects 298 MW 8.1%

Clackamas/Willamette

River Projects(1) 205 5.6

Hydro Contracts 602 16.4

1,105 30.1

Natural Gas/Oil

Beaver Units 1-8 505 MW 13.8%

Coyote Springs 234 6.4

Port Westward 406 11.1

1,145 31.3

Coal

Boardman 380 MW 10.4%

Colstrip 296 8.1

676 18.5

Wind(2)

Klondike II Contract 27 MW 0.7%

Biglow Canyon Phase I 46 1.3

73	2.0

Net Purchased Power

Short-/Long-term 665 MW 18.1%

Total 3,664 MW 100.0%

Power Sources as % of Retail Load

2007 Actual

Purchased Power 25%

Gas/Oil 19%

Hydro/Wind(3) 29%

Coal 27%

2006 Actual

Gas/Oil 8%

Hydro/Wind(3) 27%

Purchased Power 47%

Coal 18%

(1)	Includes Bull Run located on the Sandy River.
(2)	‘Physical Capacity’ for wind resources provided in average megawatts.
(3)	Includes purchased power from hydro contracts and the Klondike II wind contract.

Generation Expansion

Port Westward (completed)

406 MW gas-fired plant utilizing Mitsubishi G-class turbine

$280 million, including AFDC*

6,826 Btu/kWh heat rate (without duct-firing)

Placed into service June 11, 2007

Biglow Canyon Wind Farm

Columbia Gorge, eastern Oregon

450 MW total installed capacity

Phase I (completed)

$255 million, including AFDC

125 MW nameplate capacity

37% capacity factor

Online and in prices effective January 1, 2008

Phases II & III

$740 million—$780 million, including AFDC

Purchase agreements with Siemens for 141 turbines to complete the project

325 MW nameplate capacity

Phase II: 150 MW

Phase III: 175 MW

Construction 2008 – 2010

Oregon’s Renewable Energy Standard includes an automatic adjustment mechanism for rate treatment of renewable resources

*Allowance for funds used during construction.

Generation Growth Opportunity

Load Growth

PGE’s retail load is expected to grow consistently while selected long-term power purchase contracts expire, driving the need for additional generation capacity

Resource Need: Energy

Annual Average Availability MWa

4,000

3,500 Retail Load

3,000

1,848 MWa

2,500 1,141 MWa

576 MWa

2,000 218 MWa- RFP

Long-term Contracts

1,500

1,000 Generation

(Theoretical Availability,

Beaver used for peaking)

500

0

‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 ‘26 ‘27 ‘28 ‘29 ‘30

Resource Need: Capacity

Megawatts MW

7,000

6,000 1-in-2 Peak Retail Load + 12% Reserves

5,000

3,617 MW

4,500 1,520 MW 2,494 MW

Renewable RFP

3,000

Long-term Contracts

2,000 Generation

(Theoretical Availability,

Normal Conditions)

1,000

0

‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 ‘26 ‘27 ‘28 ‘29 ‘30

Note: Retail load = Net system load minus 5-year opt out (about 30 MWa).

Renewables Request for Proposals

Request for Proposals

Issued RFP for up to 218 MWa of renewable resources on April 23, 2008

Schedule:

RFP responses were due June 4, 2008

PGE identifies a final short list of bids by fall 2008 for subsequent negotiation

An independent evaluator (Accion Group) monitors the evaluation process for fairness and consistency of bid evaluation

PGE will consider both purchase and ownership opportunities

With the addition of 218 MWa PGE will exceed the 2015 renewable energy standard requirement of 15%

Boardman BART Update

Best Available Retrofit Technology (BART) for compliance with EPA Regional Haze Rule

PGE’s cost estimates (through 2014):

$360 to $470 million(1) (selective non-catalytic reduction)

$570 to $745 million(1) (selective catalytic reduction)

Oregon DEQ issued a draft proposal on August 14, 2008, which includes the installation of a SCR(2) to be completed in the 2016-2018 timeframe(3)

Preliminary schedule:

Public notice on rule November 2008

EQC decision on BART April 2009

PGE issues draft IRP June 2009

EPA approval 3Q 2009

PGE issues final IRP August 2009

IRP acknowledgement March 2010

(1)	100% of estimated cost. (2) Selective Catalytic Reduction.

(3) PGE’s proposals would allow for capital expenditures through 2014. PGE is considering the DEQ proposal but has not incorporated it into the Company’s forecasts.

Financial Overview

Jim Piro

Executive Vice President, Finance, Chief Financial Officer & Treasurer

Recent Financial Results

Financial Summary

Year ended Six months ended

December 31, June 30,

($ in millions, except per share amounts) 2006 2007 2007 2008

Revenues $1,520 $1,743 $838 $896

Net Operating Income 121 198 169 139

Net Income 71 145 101 67

EPS (basic and diluted) $1.14 $2.33 $1.61 $1.07

Factors Impacting Results($ earnings per diluted share)

Full-year 2006

Boardman outage (-$0.51) and deferral (+$0.06)

Mark-to-market accounting (+$0.05)

Senate Bill 408 (-$0.41)

2007

Boardman deferral (+$0.26)

California settlement (+$0.06)

Senate Bill 408 (+$0.18)

Year-to-Date (Q2) 2007

Boardman deferral including interest (+$0.24)

California receivable (+$0.06)

Non-qualified benefit plan assets (+$0.05)

Senate Bill 408 (+$0.05)

2008

Delayed hydro run-off (-$0.07)

Non-qualified benefit plan assets (-$0.05)

Beaver oil sale (+$0.07)

Senate Bill 408 (-$0.01)

Proactive Regulatory Strategy

Oregon Public Utility Commission

Governor-appointed Commission with staggered four-year terms (Lee Beyer 3/2012, Ray Baum 8/2011, John Savage 3/2009)

Rates set based on a forward test year

PGE’s Approach to Regulation

Communicate constantly; no surprises

Commission understands issues; participate in crafting solutions; always working toward settlement

Keep an eye on total result: must be reasonable, in context

Deregulation

Oregon’s approach allows direct access for industrial and commercial customers beginning March 2002

PGE essentially economically neutral to customers choosing direct access

Large customers have choice — estimate that 13 percent of load from largest customers will be served by electricity service suppliers in 2008

Key Regulatory Dockets at the OPUC

2009 General Rate Case

Docket UE 197

Decision: December 2008

Annual Update Tariff for 2009 Power Costs

Docket UE 198

Decision: Fall of 2008

Approval for Amortization of Boardman Deferral

Docket UE 196

Decision: Q3 – Q4 2008

Trojan Remand(1)

Docket DR10, UE 88, UM 989

Decision: September 2008

Web Resource

www.oregon.gov/PUC/

(1)	For more detail refer to page 32 in the appendix.

2009 General Rate Case Update

General Rate Case

Initially filed February 27, 2008, with a 2009 test year

Updated filing August 15, 2008, via PGE rebuttal testimony

Stipulations:

Allowed ROE: 10.1%

Capital Structure: 50% Equity / 50% Debt

Weighted average cost of capital: 8.33%

Methodology for modeling net variable power cost (NVPC)

Requested (as of August 15, 2008):

Average rate base: $2.347 billion(1)

Increase in average revenue requirement: $213 million

NVPC: $151 million

O&M, A&G and other: $62 million

Schedule(2):

Staff and intervener testimony due September 15

PGE testimony due October 1

Hearing on October 10

Oral arguments on November 13

OPUC order due December 29

If approved, customer prices will increase by approximately 11%, effective January 1, 2009 (includes PGE’s August estimate of NVPC(3))

(1) Excludes smart metering and Phases 2 & 3 of the Biglow Canyon Wind Farm. (2) Detailed schedule available on the OPUC website at http://www.oregon.gov/PUC/

(3) NVPC are updated throughout the year beginning in April and finalized in November. PGE’s July NVPC update estimated an increase of approximately $151 million. As of PGE’s August rebuttal filing, NVPC were $30 million lower than the July estimate.

Recovery of Power Cost

Annual Power Cost Update Tariff

Annual reset of rates based on forecast of net variable power costs (NVPC) for the coming year. Following OPUC approval, new prices go into effect on or around January 1 of the following year

Power Cost Adjustment Mechanism

Power cost sharing

Customer Surcharge

90/10 Sharing(1)

$28 million(2)

150 Bps of ROE

Baseline

NVPC

($14) million(2)

75 Bps of ROE

90/10 Sharing(1)

Customer Refund

Earnings test

Return on Equity

Customer Surcharge

9.1%

100 Bps

10.1%

100 Bps

11.1%

Customer Refund

PGE absorbs all costs/benefits within the ROE band irrespective of power cost variances

After the earnings test and application of the power cost sharing PGE can earn up to 9.1% and down to 11.1% return on equity

(1)	90 percent with customers, 10 percent with PGE. (2) Deadband for 2008.

Forward Capital Expenditures Driving Rate Base Growth

Capital Expenditures

- Attractive growth opportunities through capital investment in core utility assets
- Earnings expected to grow 6 to 8 percent per year over the long term starting with 2008
- New capital investments funded through cash from operations and issuances of debt and equity with a targeted capital structure of 50/50

Projects (in millions)[1]	2008	2009	2010	2011	2012
Smart metering	$23	$100 - $110		-	-
Biglow Canyon Wind Farm: Phase II[2]	$75	$235	-	-	-
Biglow Canyon Wind Farm: Phase III[2]	$23	$180	$185	-	-
Boardman emissions controls[3]	$3	$5 - $10		$290 - $330	
Hydro relicensing	$62	$60 - $80			
Ongoing capital expenditures[4]	$229	$225 - $245	$225 - $245	$240 - $260	$230 - $250

- Depreciation and amortization of $205 million - $240 million annually (2008 – 2012)

(1) Current as of August 7, 2008 (refer to cautionary statement). Does not include AFDC. Forecasted expenditures are preliminary and subject to change. Does not include capital expenditures for potential additional renewables, beyond Biglow Canyon, to meet Oregon's Renewable Energy Standard.

(2) 2007 capital expenditure for Biglow Canyon Phases II and III was $17 million.

(3) Forecasted capital expenditures based on the installation of a SNCR system, per PGE's November 2007 BART filing. Total expenditures under PGE's proposal expected to be $360 million - $470 million (100% of project cost).

(4) Includes upgrades to transmission, distribution and existing generation, as well as new customer connections.

24

Portland General Electric

Rate Base Growth Opportunities

Capital Expenditures

($ mm)

$500 $455

$415

$400 $371

$300 $255

$200 $194

$100

$0

2004 2005 2006 2007 2008E(1)

Debt/Capitalization

60%

S&P “BBB”: 50%—60%

55% 50% 50%

50% 47%

45% 42% 43%

40%

35%

30%

2004 2005 2006 2007 2008E(1)

Approved/Projected Avg. Rate Base

($ mm)

$2,347(4)

$2,400 $2,237(3)

$2,200

$2,009(2)

$2,000

$1,766

$1,800

$1,600

2002 2007 2008 2009E

Current Credit Ratings

Senior Senior

Secured Unsecured Outlook

S&P A BBB Stable

Moody’s Baa1 Baa2 Stable

(1)	Forecasted expenditures are preliminary and subject to change. (2) Includes annualized rate base of Port Westward.
(3)	Approved UE-180 rate base plus Biglow Canyon Phase 1.

(4) Per PGE’s General Rate Case (UE-197) rebuttal testimony filed August 15, 2008. Excludes smart metering and Phases 2 & 3 of the Biglow Canyon Wind Farm.

Growth in Dividends

Common stock dividend payment history:

$0.250

$0.245

$0.240	4.3% increase

$0.235

$0.230	4.4% increase

$0.225

$0.220

$0.215

07/06 11/06 03/07 07/07 11/07 03/08 07/08

Quarterly Dividend Payment Date

Current quarter’s dividend of 24.5 cents per share is payable on October 15, 2008, to shareholders of record as of September 25, 2008

Dividend growth is evaluated based on capital requirements and financial performance, but over the long term, we expect a target dividend payout ratio in the 60 percent range

Drivers of Future Performance

Strong economic and load growth in operating area

Continued operational excellence and customer focus drive core utility performance

Investments in prudent rate base assets drive earnings and dividend growth

Relationships with regulators and customer groups to ensure fair regulatory outcomes

Existing mechanisms for sharing power cost volatility with customers enhance stability of PGE earnings

Strategy for Success

Portland General Electric is a well-capitalized, stable company with on-going growth opportunities

Stability

Vertically integrated, regulated business

Strong balance sheet/ credit ratings

Diversified power supply

Experienced management team

Fair and balanced regulatory environment

Growth

Strong load and customer growth

Necessary and prudent regulated rate base investment opportunities

Earnings and dividend growth

Investor Relations Contact Information

William J. Valach

Director, Investor Relations

503-464-7395

William.Valach@pgn.com

Portland General Electric Company

121 S.W. Salmon Street

Suite 1WTC0403

Portland, OR 97204

www.PortlandGeneral.com

Appendix

Table of Contents

Organization Chart p.31

Trojan Remand Case p.32

Trojan Class Action Suits p.33

Diverse Mix of Resources – Hydro p.34-35

Hydro Supply p.36

Selective Water Withdrawal Update p.37

Diverse Mix of Resources – Natural Gas p.38

Natural Gas Transportation p.39

Diverse Mix of Resources – Coal p.40

Boardman Coal Supply and Transportation p.41

Diverse Mix of Resources – Wind p.42

Project Management – Exceeding Expectations p.43

Generation Excellence p.44

Strategic Location Within Western Grid p.45

PGE Organization

(34)

Peggy Fowler

CEO and President

(34)	Jim Piro Executive Vice President Finance, Chief Financial Officer & Treasurer 164 employees
(34)	Jay Dudley Vice President General Counsel and Secretary 47 employees
(28)	Steve Quennoz Vice President Nuclear & Power Supply/Generation 428 employees
(24)	Jim Lobdell Vice President Power Operations & Resource Planning 52 employees
(30)	Arleen Barnett Vice President Administration 103 employees
(21)	Carol Dillin Vice President Public Policy 39 employees
(34)	Stephen Hawke Senior Vice President Customer Service and Delivery 675 employees
(3)	Cam Henderson Vice President and CIO Information Technology 272 employees
(36)	Joe McArthur Vice President Customer Service & Distribution Support 870 employees
(28)	Bill Nicholson Vice President Customers & Economic Development 55 employees

Organization chart and employee counts are as of August 2008; employee counts exclude temporary employees. ( ) = Number of utility years experience.

Trojan Remand Case

PGE collected a “return on” Trojan from April 1995 through September 2000. Effective September 30, 2000 Trojan was removed from the balance sheet along with several largely offsetting regulatory liabilities (2000 Settlement)

As a result of the Oregon Court of Appeals remand of a 2002 OPUC order, the OPUC is addressing two issues:

What prices would have been in effect if, in 1995, the OPUC had interpreted the law to prohibit a return on the Trojan investment

Whether the OPUC has authority to engage in retroactive ratemaking

The OPUC has processed the remand in phases. The final phase, Phase 3, will review specific issues regarding the remand of the 2000 Settlement. The current schedule for Phase 3 calls for a Commission order on September 30, 2008

The OPUC has indicated that the September order will be a final comprehensive order addressing all Trojan-related issues

Trojan Class Action Suits

Two class action suits were filed in Marion County Circuit Court in January 2003 on behalf of current and former electric service customers. The suits seek to recover damages to customers for PGE charging OPUC-approved rates that included a “return on” the Company’s Trojan investment.

In August 2006, the Oregon Supreme Court issued a ruling abating the class action proceedings until the OPUC issues an order in the remand proceeding.

The Oregon Supreme Court concluded that the OPUC has primary jurisdiction and if the OPUC determines that it can provide a remedy to PGE customers, then the class action proceeding may be moot in whole or in part. But if the OPUC determines it cannot provide a remedy, and that decision becomes final, the court system may have a role to play.

The Oregon Supreme Court also ruled that the plaintiffs retain the right to return to the Marion County Circuit Court for disposition of whatever issues remain unresolved from the remanded OPUC proceedings, including the rights to attorney fees.

In October 2006, the Marion County Circuit Court issued an Order of Abatement abating the class actions but inviting motions to lift the abatement after one year.

In October 2007 the plaintiffs filed a motion asking the Circuit Court to lift the abatement.

April 10, 2008: Motion heard and abatement continued

June 3, 2008: Abatement continued with next status conference scheduled for October 15, 2008, and tentative trial date set for April 2009.

Class action suits request $260 million in relief (plus interest).

Diverse Mix of Resources — Hydro

Pelton

Round Butte

Deschutes River Projects

298 MW Net Capability

Diverse Mix of Resources — Hydro

Sullivan

River Mill

Faraday

Oak Grove

North Fork

Clackamas & Willamette River Projects

190 MW Net Capability

Hydro Supply

Diversity of river systems

12 plants on 5 river systems

7	owned, on 3 rivers
5	contract, on 2 rivers

High reliability

99%+ availability

Priest Rapids Wanapum Rocky Reach Wells

(Mid-Columbia contracts)

Columbia River

Portland

(contract)

Portland Sandy River

Deschutes River

Clackamas River

Pelton

Salem

Willamette River

RoundButte

Sullivan River Mill Faraday North Fork Oak Grove

Selective Water Withdrawal Update

Meet water quality standards for lower river & project reservoirs

Temperature

pH

Dissolved oxygen

Provide a downstream fish passage system

Screen 100% of powerhouse flows

Schedule

Begin construction September 2007

Complete construction December 2008

Start up March 2009

Operational April 2009

Selective Water Withdrawal

Diverse Mix of Resources — Natural Gas

Coyote Springs

234 MW Net

Capability

Beaver

505 MW Net

Capability

Port Westward

406 MW Net

Capability

Natural Gas Transportation



WCSB
AECO
BRITISH COLUMBIA
Spectra B.C. Pipeline
Southern Crossing Pipeline
WASHINGTON
Williams
(Northwest Pipeline Corp.)
Seattle
Spokane
K-B Pipeline
Beaver
Port Westward
Mist Storage
Portland
Coyote
IDAHO
TransCanada Gas
Transmission
Northwest
OREGON
Boise
Rockies
Medford
CALIFORNIA
NEVADA

Portland General Electric

39

Diverse Mix of Resources — Coal

Boardman

380 MW Net

Capability

Colstrip 3 & 4

296 MW Net

Capability

Boardman Coal Supply and Transportation

Ability to secure and deliver coal from Powder River Basin (Wyoming) and Montana

Multiple mine sources and delivery options provide reliable and competitive pricing

Secured rail contract through 2013, and currently completing an RFP for post-2008 supply

Diverse Mix of Resources — Wind

Biglow Canyon Wind Farm I

Klondike II

Biglow Phase I

Commercial: December 2007

Total capacity: 125 MW

Turbines: 76 (1.65 MW / Turbine)

Vendor: Vestas

Project Management — Exceeding Expectations

Port Westward

2008 Best Practices Award (Combined Cycle Journal)

Biglow Canyon Wind Farm Phase I

Willamette Falls/Sullivan Flow Control

Pelton Round Butte Selective Water Withdrawal

River Mill Fish Ladder

2008 Aon Build America Award

Marmot Dam

Grand Engineering Excellence Award

(American Council of Engineering Companies of Oregon)

Trojan Decommissioning

International Project of the Year Award (Project Management Institute)

Boardman Power Plant

Most Improved Power Plant in the Nation (FOMIS)

River Mill Fish Ladder

Sullivan Flow Control Biglow Construction Trojan Decommissioning Marmot Dam Removal

Generation Excellence

Optimal Performance

Safety

OR-OSHA Voluntary Protection Program

OR-OSHA SHARP Certification

SafeStart Program

Human Performance

Operations Training

Maintenance Training

Staffing & Succession Planning

Foreman & Supervisor Training

Boardman Simulator

Reliability

Industry Best Practices

Reliability Centered Maintenance

Contractor Quality Assurance

Process Imporvement

Operations Procedures Improvements

Root Cause & Corrective Action Program

Reliability Management Group

Process Mapping of Maximo Implementation

Work Management Review

Strategic Location Within Western Grid

Access to liquid Western trading hubs

Sufficient rights to meet 1:2 peak requirement

Exploring opportunities for new transmission to meet demand and access new resources